SUBLEASE

BETWEEN

MICROHELIX, INC.
SUBLANDLORD

AND

ADVANCED NEUROMODULATION SYSTEMS, INC.
SUBTENANT

Dated: Effective as of April 21, 2004

SUBLEASE

This sublease is entered into to be effective as of this 21st day of April, 2004, by and between MICROHELIX, INC. an Oregon corporation, (hereinafter "Sublandlord") and ADVANCED NEUROMODULATION SYSTEMS, INC., a Texas corporation, (hereinafter "Subtenant").

1. Premises. By written lease dated April 20, 1992 (the "Prime Lease"), PI (Medical), an Oregon corporation, leased from PACIFIC REALTY ASSOCIATES, L.P., a Delaware limited partnership (the "Prime Landlord") approximately 5,000 square feet of office space located in Premises B, PacTrust Business Center, 16125 S.W. 72nd Avenue, Portland, Oregon 97224. The Prime Lease was subsequently amended by lease amendments dated July 3, 1997, October 28, 2002, and April 8, 2003, copies of which are attached hereto as Exhibit "A." As a result of the lease amendments, the lease space totals approximately 20,000 square feet of warehouse and office space (hereinafter called the "Premises") and the lease term expires on November 30, 2005. PI (Medical) was subsequently acquired by Sublandlord, and Sublandlord assumed all of the obligations under the Prime Lease.

2. Subleased Premises. Sublandlord does hereby sublease to Subtenant a portion of the Premises, consisting of approximately 14,976 net rentable square feet, as more particularly described on the attached Exhibit "B," together with any improvements, fixtures and any other property located thereon. All property subleased by this Sublease is hereafter called the "Property" or the "Subleased Premises".

3. Shared Facility Access. A certain portion of the Premises (the "Shared Facilities") is being retained by Sublandlord and shared by Sublandlord and Subtenant for the purpose of storing and accessing all data equipment, cables, phone lines, and related facilities servicing both the Sublandlord's Premises and the Subleased Premises. Subtenant shall have unlimited access to the Shared Facilities at no additional cost during the Sublease Term, for the purpose of servicing and maintaining its facilities and equipment located in the Shared Facilities. Sublandlord agrees that in the event it sublets any other portion of the Premises to any party other than Subtenant during the Sublease term, Sublandlord shall require that any such sublease will be subject to Subtenant's right to access to the Shared Facilities.

4. Sublease Term. The Sublease term shall be for one year, commencing on the Effective Date for a period of one year, and month to month thereafter, at Subtenant's option, until the termination of the Prime Lease. Subtenant shall provide Sublandlord not less than 60 days prior written notice in the event Subtenant desires this Sublease to terminate at the one year anniversary hereof.

5. Effective Date. The term "Effective Date" means the effective date referenced on the cover page of this Sublease, or the date upon which Prime Landlord consents in writing to this Sublease, whichever is later.

6. Subtenant Subject to All Terms and Conditions of the Prime Lease. Except to the extent otherwise set forth in this Sublease, in which event the terms of this Sublease shall prevail, all the terms, covenants and conditions of the Prime Lease shall be applicable to this Sublease, and the provisions of the Prime Lease are incorporated herein by reference as if they were fully set forth herein. Except as otherwise set forth herein, Subtenant assumes and agrees to fully perform and discharge, with regard to the Subleased Premises, all obligations of Sublandlord as tenant under the Prime Lease during the Sublease Term.

7. Rent. The base rent for the Property shall be $14,976.00 per month, which includes insurance charges, common area maintenance charges and real estate taxes. In addition to the base rent, Subtenant will pay Seventy-four and Nine Tenths Percent (74.9%) of Sublandlord's proportionate share of operating expenses (including utilities, local telephone, janitorial and security system), which is that portion of operating expenses attributable to Subtenant's portion of the Premises, as additional rent. Subtenant reserves the right to make payments of the base rent directly to Prime Landlord, with any such payments to be credited against amounts owed by Sublandlord to Prime Landlord under the Prime Lease.

8. Security Deposit. Subtenant shall not be required to have any security deposit with Sublandlord.

9. Definitions. Terms not defined in this Sublease shall have the meanings given such terms in the Prime Lease.

10. Sublandlord's Obligations. Sublandlord shall not do anything nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in Prime Landlord, Sublandlord, or any other party under the Prime Lease.

11. Improvements. Sublandlord agrees to allow Subtenant (and to use commercially reasonable efforts to assist Subtenant in obtaining any necessary consents under the Prime Lease) to construct necessary partitions on the Property sufficient to allow Subtenant access to the Subleased Premises, as specifically identified on Exhibit "B." Subtenant agrees to pay for the cost of such partitions. On the Effective Date, Sublandlord shall deliver to Subtenant possession of the Subleased Premises, including all existing leasehold improvements and furnishings situated in the Subleased Premises. The Subleased Premises shall be delivered in the current "as is" condition and "with all faults" (it being agreed that Sublandlord makes no representation or warranty regarding same, express or implied). At the expiration or termination of this Sublease, Subtenant shall surrender to Sublandlord the Subleased Premises in good condition and repair, excepting reasonable wear and tear. Subtenant shall make no alterations or improvements to the Subleased Premises without Prime Landlord's prior written consent pursuant to the terms and provisions of the Prime Lease; any permitted alterations or improvements shall be at Subtenant's sole cost and expense. Subtenant shall have no right to assign or sublet any interest in this Sublease without first obtaining the written consent of the Prime Landlord and Sublandlord, which consent shall not be unreasonably withheld.

12. Insurance. Sublessee shall not permit the Property to be occupied for any purpose deemed illegal, disreputable or extra hazardous on account of fire, nor permit any actions that

will increase the fire insurance rate on the Property. Sublessee agrees to insure at its expense all improvements it makes to the Property, and all trade fixtures, equipment and other personal property owned by Sublessee, against loss by fire and/or other casualty.

13. Environmental. Sublandlord agrees (1) to remove from the Property, if and as required by any law, permit or regulation, any Hazardous Substances placed or released thereon by Sublandlord, or Sublandlord's predecessors, successors or assigns (excluding Subtenant), (2) to perform all site investigation, audits, or monitoring, any cleanup, containment, remediation, removal, or restoration performed in response to any federal, state or local governmental authority, required under any applicable federal, state or local statute, regulation or permit, or required by Prime Landlord in connection with Sublandlord's operations or activities on the Property. SUBLANDLORD AGREES TO INDEMNIFY, PAY AND PROTECT, DEFEND AND HOLD SUBTENANT HARMLESS FROM ALL CLAIMS, LIABILITIES, DAMAGES, FEES AND EXPENSES THAT ARISE EITHER DURING THE TERM OF THE PRIME LEASE OR THEREAFTER, DIRECTLY OR INDIRECTLY FROM THE ACTUAL OR SUSPECTED PRESENCE OR RELEASE OF ANY HAZARDOUS SUBSTANCES IN CONNECTION WITH SUBLANDLORD'S USE, MANAGEMENT, OR OPERATIONS ON THE PROPERTY. This indemnification shall survive beyond the Sublease Term.

14. Amendment of Lease. Sublandlord shall not amend the Prime Lease in any manner without Subtenant's prior written consent, which consent shall not be unreasonably withheld.

15. No Termination; Indemnity. Neither Sublandlord nor Subtenant shall do anything nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in Prime Landlord under the Prime Lease, or that would cause Sublandlord or Subtenant to be in default under the Prime Lease. Each party hereto ("First Party") will indemnify and hold the other party ("Other Party") harmless from and against all liabilities and claims of any kind by reason of any breach or default under the Prime Lease that is caused by any act or omission on the part of the First Party by reason of which the Prime Lease may be terminated or forfeited, or by reason of which the Other Party may be found to be in default under the Prime Lease. This Section 15 shall survive the expiration or termination of the Prime Lease and this Sublease.

16. Default. The following events shall be deemed to be events of default by Subtenant under this Sublease: any events of default by Subtenant, listed as events of default by tenant set forth in the Prime Lease, or any default in the provisions of this Sublease. Upon the occurrence of any such events of default, and in addition to any other available remedies provided by law or in equity, Sublandlord shall have all remedies granted to Prime Landlord in the Prime Lease.

17. Consent of Prime Landlord. This Sublease is subject to and conditioned upon the approval and consent of the Prime Landlord. Subtenant and Sublandlord have executed this Sublease upon the understanding that this Sublease shall not in any way bind Sublandlord or Subtenant until receipt by Sublandlord and Subtenant of the written consent of Prime Landlord.

18. Termination of Prime Lease or Sublease. In the event of termination of the Prime Lease due to any casualty suffered by the Demised Premises, condemnation or destruction of the whole or any portion of the Demised Premises, or for any other reason, this Sublease shall cease and terminate upon the same date that the Prime Lease terminates. Such cancellation shall become effective without further notice upon the termination of the Prime Lease. Upon the effective date of such cancellation, neither Sublandlord nor Subtenant shall have any liability or obligation to the other party hereunder pursuant to this Sublease, except for liabilities or obligations that accrued prior to the effective date of such cancellation.

19. Required Notice Under Prime Lease. Sublandlord shall promptly give written notice to Subtenant of all claims, demands or controversies by or with the Prime Landlord under the Prime Lease which materially adversely affect Subtenant's rights and obligations hereunder. Notwithstanding anything to the contrary contained in the Prime Lease incorporated herein by reference, the time limits (the "Notice Periods") contained in the Prime Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by three (3) days, so that in each instance Subtenant shall have three (3) days less time to observe or perform hereunder than Sublandlord has as the tenant under the Prime Lease; provided, however, that if the Prime Lease allows a Notice Period of three (3) days or less, then Subtenant shall nevertheless be allowed the number of days equal to one-half of the number of days in each Notice Period to give any such notices, make any such demands, perform any such acts, conditions or covenants or exercise any such rights, remedies or options; provided, further, that if one-half of the number of days in the Notice Period is not a whole number, Subtenant shall be allowed the number of days equal to one-half of the number of days in the Notice Period rounded up to the next whole number.

20. No Waiver. The failure of Sublandlord or Subtenant to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Sublease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification by Sublandlord or Subtenant of any covenant, agreement, term, provision or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublandlord and Subtenant.

21. Brokers. Sublandlord and Subtenant warrant and represent to each other that no brokers are entitled to receive a commission in connection with this Sublease except in accordance with separate written commission agreements, if any. Each party hereto ("First Party") hereby indemnifies and holds the other party hereto harmless from and against any and all claims for realtors' or brokers' commissions in connection with this Sublease made by parties claiming by, through or under the First Party.

22. Complete Agreement. All prior understandings and agreements between the parties respecting the subject matter of this Sublease are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties, and this Sublease may not

be changed or terminated other than by an agreement in writing and signed by Sublandlord and Subtenant.

23. Notices. Any notice or demand which either party may or must give to the other under this Sublease shall be deemed to have been duly given if in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Sublandlord:	microHelix, Inc. 16125 SW 72nd Avenue Portland, OR 97224 Facsimile: (503) 639-0330
If to Prime Landlord:	Pacific Realty Associated, L.P. 15115 S.W. Sequoia Parkway, Suite 200 Portland, Oregon 97224 Facsimile: (503) 624-7755
If to Subtenant:	Advanced Neuromodulation Systems, Inc. 6901 Preston Road Plano, Texas 75024 Attention: Ken Hawari, General Counsel Facsimile: (972) 309-8000

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

24. Successors to Subtenant. Subtenant shall not assign this Sublease nor sublet the Subleased Premises in whole or in part, without the prior written consent of Sublandlord. Subject to the preceding sentence, the covenants and agreements herein contained shall bind and inure to the benefit of Sublandlord, Subtenant and their respective successors and assigns.

25. Successors to Sublandlord. Sublandlord shall not sublet any remaining portion of the Premises, i.e. any portion not being sublet to Subtenant, in whole or in part, without the prior written consent of Subtenant, which consent will not be unreasonably withheld, provided that the covenants and agreements herein contained shall bind and inure to the benefit of Subtenant, any future subtenants, and their respective successors and assigns.

26. Captions. The captions or headings of paragraphs in this Sublease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

27. Severability. If any provisions of this Sublease shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Sublease shall not be affected thereby.

28. Governing Law. This agreement shall be construed in accordance with, and governed by, the laws of the State of Oregon.

29. Further Assurances; Non-disturbance Attornment. Each party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Sublease and the transactions contemplated hereby. To the extent Sublandlord is party to a non-disturbance agreement with any mortgagee of the Building, Subtenant shall be entitled to the benefit thereof. Subtenant agrees that it will attorn to Prime Landlord as required under the Prime Lease and that it will, at the request of Prime Landlord, execute a suitable instrument in confirmation of such agreement to attorn.

30. Representations and Warranties. Each party hereto represents and warrants to the other (a) that this Sublease represents the binding agreement of such party; and (b) that the person(s) signing this Sublease on behalf of such party is/are authorized to do so. Sublandlord further represents and warrants to Subtenant that the copy of the Prime Lease attached hereto is a full and complete copy thereof, and that there have been no modifications or amendments thereto except for those which Sublandlord has provided to Subtenant.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the Effective Date.

SUBLANDLORD:

MICROHELIX, INC.
an Oregon corporation

By: ______________________________
Name: [illegible]
Title: [illegible]

SUBTENANT:

ADVANCED NEUROMODULATION SYSTEMS, INC.
a Texas corporation

By: ______________________________
Name: Kenneth Hawari
Title: Executive Vice President – Corporate Development

AMENDED AND RESTATED
SUBLEASE

BETWEEN

MICROHELIX, INC.
SUBLANDLORD

AND

ADVANCED NEUROMODULATION SYSTEMS, INC.
SUBTENANT

Dated: Effective as of April 21, 2005

AMENDED AND RESTATED
SUBLEASE

This amended and restated sublease is entered into to be effective as of this 21st day of April, 2005, by and between MICROHELIX, INC. an Oregon corporation, (hereinafter "Sublandlord") and ADVANCED NEUROMODULATION SYSTEMS, INC., a Texas corporation, (hereinafter "Subtenant").

1. Premises. By written lease dated April 20, 1992 (the "Prime Lease"), PI (Medical), an Oregon corporation, leased from PACIFIC REALTY ASSOCIATES, L.P., a Delaware limited partnership (the "Prime Landlord") approximately 5,000 square feet of office space located in Premises B, PacTrust Business Center, 16125 S.W. 72nd Avenue, Portland, Oregon 97224. The Prime Lease was subsequently amended by lease amendments dated July 3, 1997, October 28, 2002, and April 8, 2003, copies of which are attached hereto as Exhibit "A." As a result of the lease amendments, the lease space totals approximately 20,000 square feet of warehouse and office space (hereinafter called the "Premises") and the lease term expires on November 30, 2005. PI (Medical) was subsequently acquired by Sublandlord, and Sublandlord assumed all of the obligations under the Prime Lease. On April 21, 2004, Subtenant entered into a Sublease with Sublandlord to sublease 14,976 net rentable square feet for a one-year term. Subtenant and Sublandlord now desire to amend and restate the Sublease as set forth herein so that Subtenant will sublease all approximately 20,000 square feet of the Premises, at a monthly rental rate of $20,947.00, for a term extending from April 21, 2005 until November 30, 2005.

2. Subleased Premises. Sublandlord does hereby sublease to Subtenant all of the Premises, consisting of approximately 20,000 net rentable square feet, as more particularly described on the attached Exhibit "B," together with any improvements, fixtures and any other property located thereon. All property subleased by this Sublease is hereafter called the "Property" or the "Subleased Premises".

3. [Intentionally omitted].

4. Sublease Term. The Amended and Restated Sublease term shall be for the period commencing on April 21, 2005 until November _30, 2005(the termination of the Prime Lease).

5. Effective Date. The term "Effective Date" means April 21, 2005.

6. Subtenant Subject to All Terms and Conditions of the Prime Lease. Except to the extent otherwise set forth in this Sublease, in which event the terms of this Sublease shall prevail, all the terms, covenants and conditions of the Prime Lease shall be applicable to this Sublease, and the provisions of the Prime Lease are incorporated herein by reference as if they were fully set forth herein. Except as otherwise set forth herein, Subtenant assumes and agrees to fully perform and discharge, with regard to the Subleased Premises, all obligations of Sublandlord as tenant under the Prime Lease during the Sublease Term.

7. Rent. The base rent for the Property shall be $20,947.00 per month, which includes insurance charges, common area maintenance charges and real estate taxes. In addition to the base rent, Subtenant will pay 100% of Sublandlord's operating expenses (including utilities, local telephone, janitorial and security system) as additional rent. Subtenant reserves the right to make payments of the base rent directly to Prime Landlord, with any such payments to be credited against amounts owed by Sublandlord to Prime Landlord under the Prime Lease.

8. Security Deposit. Subtenant shall not be required to have any security deposit with Sublandlord.

9. Definitions. Terms not defined in this Sublease shall have the meanings given such terms in the Prime Lease.

10. Sublandlord's Obligations. Sublandlord shall not do anything nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in Prime Landlord, Sublandlord, or any other party under the Prime Lease.

11. Improvements. Sublandlord agrees to allow Subtenant (and to use commercially reasonable efforts to assist Subtenant in obtaining any necessary consents under the Prime Lease) to construct necessary partitions on the Property sufficient to allow Subtenant access to the Subleased Premises, as specifically identified on Exhibit "B." Subtenant agrees to pay for the cost of such partitions. On the Effective Date, Sublandlord shall deliver to Subtenant possession of the Subleased Premises, including all existing leasehold improvements and furnishings situated in the Subleased Premises. The Subleased Premises shall be delivered in the current "as is" condition and "with all faults" (it being agreed that Sublandlord makes no representation or warranty regarding same, express or implied). At the expiration or termination of this Sublease, Subtenant shall surrender to Sublandlord the Subleased Premises in good condition and repair, excepting reasonable wear and tear. Subtenant shall make no alterations or improvements to the Subleased Premises without Prime Landlord's prior written consent pursuant to the terms and provisions of the Prime Lease; any permitted alterations or improvements shall be at Subtenant's sole cost and expense. Subtenant shall have no right to assign or sublet any interest in this Sublease without first obtaining the written consent of the Prime Landlord and Sublandlord, which consent shall not be unreasonably withheld.

12. Insurance. Sublessee shall not permit the Property to be occupied for any purpose deemed illegal, disreputable or extra hazardous on account of fire, nor permit any actions that will increase the fire insurance rate on the Property. Sublessee agrees to insure at its expense all improvements it makes to the Property, and all trade fixtures, equipment and other personal property owned by Sublessee, against loss by fire and/or other casualty.

13. Environmental. Sublandlord agrees (1) to remove from the Property, if and as required by any law, permit or regulation, any Hazardous Substances placed or released thereon by Sublandlord, or Sublandlord's predecessors, successors or assigns (excluding Subtenant), (2) to perform all site investigation, audits, or monitoring, any cleanup, containment, remediation, removal, or restoration performed in response to any federal, state or local governmental authority, required under any applicable federal, state or local statute, regulation or permit, or

required by Prime Landlord in connection with Sublandlord's operations or activities on the Property. SUBLANDLORD AGREES TO INDEMNIFY, PAY AND PROTECT, DEFEND AND HOLD SUBTENANT HARMLESS FROM ALL CLAIMS, LIABILITIES, DAMAGES, FEES AND EXPENSES THAT ARISE EITHER DURING THE TERM OF THE PRIME LEASE OR THEREAFTER, DIRECTLY OR INDIRECTLY FROM THE ACTUAL OR SUSPECTED PRESENCE OR RELEASE OF ANY HAZARDOUS SUBSTANCES IN CONNECTION WITH SUBLANDLORD'S USE, MANAGEMENT, OR OPERATIONS ON THE PROPERTY. This indemnification shall survive beyond the Sublease Term.

14. Amendment of Lease. Sublandlord shall not amend the Prime Lease in any manner without Subtenant's prior written consent, which consent shall not be unreasonably withheld.

15. No Termination; Indemnity. Neither Sublandlord nor Subtenant shall do anything nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in Prime Landlord under the Prime Lease, or that would cause Sublandlord or Subtenant to be in default under the Prime Lease. Each party hereto ("First Party") will indemnify and hold the other party ("Other Party") harmless from and against all liabilities and claims of any kind by reason of any breach or default under the Prime Lease that is caused by any act or omission on the part of the First Party by reason of which the Prime Lease may be terminated or forfeited, or by reason of which the Other Party may be found to be in default under the Prime Lease. This Section 15 shall survive the expiration or termination of the Prime Lease and this Sublease.

16. Default. The following events shall be deemed to be events of default by Subtenant under this Sublease: any events of default by Subtenant, listed as events of default by tenant set forth in the Prime Lease, or any default in the provisions of this Sublease. Upon the occurrence of any such events of default, and in addition to any other available remedies provided by law or in equity, Sublandlord shall have all remedies granted to Prime Landlord in the Prime Lease.

17. Consent of Prime Landlord. This Sublease is subject to and conditioned upon the approval and consent of the Prime Landlord. Subtenant and Sublandlord have executed this Sublease upon the understanding that this Sublease shall not in any way bind Sublandlord or Subtenant until receipt by Sublandlord and Subtenant of the written consent of Prime Landlord.

18. Termination of Prime Lease or Sublease. In the event of termination of the Prime Lease due to any casualty suffered by the Demised Premises, condemnation or destruction of the whole or any portion of the Demised Premises, or for any other reason, this Sublease shall cease and terminate upon the same date that the Prime Lease terminates. Such cancellation shall become effective without further notice upon the termination of the Prime Lease. Upon the effective date of such cancellation, neither Sublandlord nor Subtenant shall have any liability or obligation to the other party hereunder pursuant to this Sublease, except for liabilities or obligations that accrued prior to the effective date of such cancellation.

19. Required Notice Under Prime Lease. Sublandlord shall promptly give written notice to Subtenant of all claims, demands or controversies by or with the Prime Landlord under

the Prime Lease, which materially adversely affect Subtenant's rights and obligations hereunder. Notwithstanding anything to the contrary contained in the Prime Lease incorporated herein by reference, the time limits (the "Notice Periods") contained in the Prime Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by three (3) days, so that in each instance Subtenant shall have three (3) days less time to observe or perform hereunder than Sublandlord has as the tenant under the Prime Lease; provided, however, that if the Prime Lease allows a Notice Period of three (3) days or less, then Subtenant shall nevertheless be allowed the number of days equal to one-half of the number of days in each Notice Period to give any such notices, make any such demands, perform any such acts, conditions or covenants or exercise any such rights, remedies or options; provided, further, that if one-half of the number of days in the Notice Period is not a whole number, Subtenant shall be allowed the number of days equal to one-half of the number of days in the Notice Period rounded up to the next whole number.

20. No Waiver. The failure of Sublandlord or Subtenant to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Sublease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification by Sublandlord or Subtenant of any covenant, agreement, term, provision or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublandlord and Subtenant.

21. Brokers. Sublandlord and Subtenant warrant and represent to each other that no brokers are entitled to receive a commission in connection with this Sublease except in accordance with separate written commission agreements, if any. Each party hereto ("First Party") hereby indemnifies and holds the other party hereto harmless from and against any and all claims for realtors' or brokers' commissions in connection with this Sublease made by parties claiming by, through or under the First Party.

22. Complete Agreement. All prior understandings and agreements between the parties respecting the subject matter of this Sublease are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties, and this Sublease may not be changed or terminated other than by an agreement in writing and signed by Sublandlord and Subtenant.

23. Notices. Any notice or demand which either party may or must give to the other under this Sublease shall be deemed to have been duly given if in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Sublandlord: microHelix, Inc.
16125 SW 72nd Avenue
Portland, OR 97224
Facsimile: (503) 639-0330

If to Prime Landlord:	Pacific Realty Associated, L.P. 15115 S.W. Sequoia Parkway, Suite 200 Portland, Oregon 97224 Facsimile: (503) 624-7755
If to Subtenant:	Advanced Neuromodulation Systems, Inc. 6901 Preston Road Plano, Texas 75024 Attention: Ken Hawari, General Counsel Facsimile: (972) 309-8000

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

24. Successors to Subtenant. Subtenant shall not assign this Sublease nor sublet the Subleased Premises in whole or in part, without the prior written consent of Sublandlord. Subject to the preceding sentence, the covenants and agreements herein contained shall bind and inure to the benefit of Sublandlord, Subtenant and their respective successors and assigns.

25. Successors to Sublandlord. Sublandlord shall not sublet any remaining portion of the Premises, i.e. any portion not being sublet to Subtenant, in whole or in part, without the prior written consent of Subtenant, which consent will not be unreasonably withheld, provided that the covenants and agreements herein contained shall bind and inure to the benefit of Subtenant, any future subtenants, and their respective successors and assigns.

26. Captions. The captions or headings of paragraphs in this Sublease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

27. Severability. If any provisions of this Sublease shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Sublease shall not be affected thereby.

28. Governing Law. This agreement shall be construed in accordance with, and governed by, the laws of the State of Oregon.

29. Further Assurances; Non-disturbance Attornment. Each party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Sublease and the transactions contemplated hereby. To the extent Sublandlord is party to a non-disturbance agreement with any mortgagee of the Building, Subtenant shall be entitled to the benefit thereof. Subtenant agrees that it will attorn to Prime Landlord as required under the Prime Lease and that it will, at the request of Prime Landlord, execute a suitable instrument in confirmation of such agreement to attorn.

30. Representations and Warranties. Each party hereto represents and warrants to the other (a) that this Sublease represents the binding agreement of such party; and (b) that the person(s) signing this Sublease on behalf of such party is/are authorized to do so. Sublandlord further represents and warrants to Subtenant that the copy of the Prime Lease attached hereto is a full and complete copy thereof, and that there have been no modifications or amendments thereto except for those which Sublandlord has provided to Subtenant.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the Effective Date.

SUBLANDLORD:

MICROHELIX, INC.
an Oregon corporation

By: ______________________
Name: Ty Pettit
Title: CEO

SUBTENANT:

ADVANCED NEUROMODULATION SYSTEMS, INC.
a Texas corporation

By: ______________________
Name: Kenneth G. Hawari
Title: Executive Vice President

003211.00340:161515.05

CONSENT TO AMENDED AND RESTATED SUBLEASE

THIS CONSENT TO AMENDED AND RESTATED SUBLEASE ("Consent") is granted effective as of April 21, 2005 by **PACIFIC REALTY ASSOCIATES, L.P.**, a Delaware limited partnership ("Landlord") to **MICROHELIX, INC.**, an Oregon corporation ("Tenant") and **ADVANCED NEUROMODULATION SYSTEMS, INC.**, a Texas corporation ("Subtenant").

This Consent is delivered based upon the following facts, intentions and objectives:

A. Landlord and Tenant are parties to that certain Lease dated April 20, 1992, (as amended by Lease Amendments, (the "Lease") for certain real property located at Building B, PacTrust Business Center, 16125 S.W. 72nd Avenue, Portland, Oregon 97224 and defined in the Lease as the "Premises".

B. Pursuant to Paragraph 9 of the Lease, Landlord granted a consent to the subletting a portion of the Premises to Subtenant (the "Sublease") in April 2004, and now Tenant has requested Landlord's consent to this Amended and Restated Sublease, whereby Subtenant would assume responsibility for the remaining portion of the Premises through November 30, 2005.

C. Subject to the terms and conditions of this Consent, Landlord hereby consents to the Amended and Restated Sublease.

NOW, THEREFORE, in consideration of the foregoing, the receipt of which is acknowledged, and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, Landlord hereby consents to the Amended and Restated Sublease on the following terms and conditions:

1. This Consent shall not be effective until the date that Landlord executes this Consent as shown next to Landlord's signature below. Capitalized terms used in this Consent and not defined shall be deemed to have the same meaning ascribed to them in the Lease.

2. All terms and conditions contained in the Amended and Restated Sublease are subject to, and shall comply in all respects with, the provisions of the Lease. Subtenant acknowledges and agrees that Subtenant shall be bound by all of the terms and conditions of the Lease. By their execution and delivery of this Consent (which execution and delivery to Landlord shall be a condition precedent to the effectiveness of Landlord's consent hereunder), Tenant and Subtenant each confirm that a copy of the Lease has been previously provided to Subtenant.

3. If there is any conflict, contradiction of, or ambiguity between any document evidencing the Amended and Restated Sublease and the Lease, the terms and conditions of the Lease shall control in all instances. Any amendment or modification to the Lease including, without limitation, any future amendments or modifications to the Lease, shall be binding upon Subtenant automatically and without any further action required on the part of Landlord.

Without limiting the foregoing, Tenant shall not enter into or consent to any amendment or modification of the Amended and Restated Sublease (or any document evidencing the Amended and Restated Sublease) without the prior written consent of Landlord pursuant to the terms of the Lease.

4. Tenant shall remain solely liable for the performance of the Lease, regardless of the provisions of any document evidencing the Amended and Restated Sublease.

5. The parties hereto acknowledge and agree that Landlord is not, and does not intend to be, a party to the Amended and Restated Sublease or any document evidencing the Amended and Restated Sublease and shall not be bound by the provisions thereof except with respect to Landlord's consent to the Amended and Restated Sublease as provided herein.

6. Any other or further subletting, or any assignment of the Amended and Restated Sublease (or any document evidencing the Amended and Restated Sublease) by Tenant or Subtenant, shall require additional consent from Landlord as and if provided in the Lease.

7. This Consent may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Consent or any counterpart may be executed and delivered by facsimile transmission with an executed hard copy to follow.

IN WITNESS WHEREOF, the parties hereto have executed this Consent on the respective dates set opposite their signatures below, but this Consent on behalf of such party shall be deemed to have been dated as of the date first above written.

LANDLORD:

Date: 3/8, 2005

PACIFIC REALTY ASSOCIATES, L.P.,
a Delaware limited partnership

By PacTrust Realty, Inc.,
a Delaware corporation
its General Partner

By [signature]
Sam K. Briggs

Its Vice President

TENANT:

Date: ____________, 2005

MICROHELIX, INC.,
an Oregon corporation

By [signature]
Tye Pruitt
(typed or printed name)

Its CEO

SUBTENANT:

Date: March 3, 2005

ADVANCED NEUROMODULATION SYSTEMS, INC.,
a Texas corporation

By [signature]

Kenneth G. Hawari
(typed or printed name)

Its Executive Vice President